UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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/ / Preliminary Information Statement

/ / Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

/X/ Definitive Information Statement

AGE RESEARCH, INC.

(Name of Registrant As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Registrant)

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AGE RESEARCH, INC.

18101 Von Karman Avenue, Suite 330

Irvine, CA 92612

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

July 8, 2004

To Stockholders of AGE RESEARCH, INC.:

The attached Information Statement is being delivered by AGE RESEARCH, INC. in connection with the approval by our stockholders of an amendment to our certificate of incorporation to change our corporate name to "SalesTactix, Inc." The Information Statement is first being mailed to stockholders on or about July 8, 2004. We anticipate that the amendment to our certificate of incorporation will become effective on or after July 28, 2004.

On June 23, 2004, our board of directors approved a resolution authorizing us to file the amendment to our certificate of incorporation with the Delaware Secretary of State. On June 23, 2004, the holders of a majority of the outstanding shares of our common stock entitled to vote thereon executed a written consent in accordance with Delaware law approving and adopting the amendment to our certificate of incorporation.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Information Statement describes in greater detail the proposed changes to our certificate of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Thank you for your continued interest in and support of Age Research, Inc.

By Order of the Board of Directors

/s/ Vincent Michael Keyes III

Vincent Michael Keyes, III, President

AGE RESEARCH, INC.

18101 Von Karman Avenue, Suite 330

Irvine, CA 92612

INFORMATION STATEMENT

WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed on or about July 8, 2004 to all stockholders of record of AGE RESEARCH, INC., a Delaware corporation, as of the close of business on June 23, 2004. It is being furnished in connection with the adoption of an amendment to our certificate of incorporation by written consent of the holders of a majority of the outstanding shares of common stock. We anticipate that the amendment will become effective on or after July 28, 2004. A copy of the Amendment is attached to this document as Exhibit A.

On June 23, 2004, our board of directors adopted resolutions proposing and declaring advisable an amendment to our certificate of incorporation to give effect to a change of our name to "SalesTactix, Inc."

On June 23, 2004, the amendment was adopted by the written consent of holders of a majority of the issued and outstanding shares of our common stock entitled to vote thereon in accordance with Delaware law. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendment in order to eliminate the cost and delay involved in holding a special meeting of our stockholders and in order to amend our certificate of incorporation in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is sent is June 23, 2004. As of the record date, we had approximately 24,400,000 shares of common stock issued and outstanding (post a 1 for 35 share reverse split completed on June 1, 2004) and entitled to vote on the amendment, with each share of common stock entitled to one vote. There are no shares of our preferred stock outstanding. The holders of 19,891,475 shares of the issued and outstanding common stock, representing approximately 81.5% of the votes entitled to be cast with regard to the amendment, approved the amendment by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. We anticipate that the amendment will become effective on or after July 28, 2004 upon filing with the Delaware Secretary of State.

There will not be a meeting of stockholders and none is required under Delaware law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. This Information Statement is being distributed in accordance with the requirements of Section 14(c) of the Exchange Act and with applicable Delaware law.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

NAME CHANGE TO SALESTACTIX, INC.

Our board of directors and the stockholders holding a majority of the voting power of our common stock have approved the change of our corporate name from "Age Research, Inc." to "SalesTactix, Inc.," by means of an amendment to our certificate of incorporation. The corporate name change will become effective upon the filing of an amendment to our certificate of incorporation with the Delaware Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Our board of directors believes that changing our corporate name is in the best interest of the corporation and our stockholders. We recently acquired all of the outstanding capital stock of SalesWare, Inc., a Nevada corporation, and NBD Marketing, Inc., a California corporation, and, through an acquisition subsidiary, substantially all of the assets and liabilities of CRM SalesWare, Inc., a California corporation. The businesses of the foregoing companies, including ProspectWorks, a subsidiary of NBD Marketing, Inc., will represent our principal line of business. We believe that it is in the best interest of the company to change our corporate name to a name that is more identifiable with these businesses.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment of the certificate of incorporation under Delaware law. We have obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of our common stock. Therefore, a meeting to approve the name change and the amendment to the certificate of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to our stockholders under the laws of the State of Delaware in connection with the amendment.

OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of the Company's Common Stock held by each person who is believed to be the beneficial owner of 5% or more of the approximately 24,400,000 shares of the Company's common stock outstanding at June 23, 2004, based on the Company's transfer agent's list, and the names and number of shares held by each of the Company's officers and directors and by all officers and directors as a group.

Title of	Name and Address	Amount and Nature of	Percent
Class	Of Beneficial Owner	Beneficial Ownership	of Class
Common	Thomas Ketchum	7,350,000(1)	30.1%
	2001 E. Fourth Street
	Suite 106
	Santa Ana, CA 92705

Common	Jennie Ketchum	7,350,000(1)	30.1%
	2001 E. Fourth Street
	Suite 106
	Santa Ana, CA 92705

Common	Vincent Michael Keyes, III	2,500,000	10.2%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

Common	William Noonan	3,041,475	12.5%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

Common	Michael Isco	2,500,000	10.2%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

Common	Scott W. Absher	2,250,000	9.2%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

Common	George R. Lefevre	2,250,000	9.2%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

Officers and Directors
Common	Wendy Holt Houlihan(2)(Former Director)	142,857	Less than 1%
	1061 Camino del Sol
	San Marcos, CA 92069

Common	Richard F. Holt (3)(Former Pres. & Director)	304,338	1.2%
	1 Strawberry Lane
	San Juan Capistrano, CA 92675

Common	Thomas Ketchum (4) (Secretary)	7,350,000	30.1%
	2001 E. Fourth Street
	Suite 106
	Santa Ana, CA 92705

Common	Vincent Michael Keyes, III (4) Pres. & Interim CFO)	2,500,000	10.2%
	18101 Von Karman Avenue
	Suite 330
	Irvine, CA 92612

All officers, Directors, as a Group		447,195	1.8%
(as of June 23, 2004)

All Officers, Directors, as a Group		9,850,000	40.4%
(as of July 7, 2004) (4)

  Thomas Ketchum and Jennie Ketchum are husband and wife. Each owns 3,675,000 shares directly and 3,675,000 shares indirectly by the other spouse's ownership of such shares.

  Wendy Holt Houlihan is the adult daughter of Richard F. Holt. Ms. Holt resigned as director effective June 25, 2004.

  Richard F. Holt's share numbers include 186,780 shares held in a family trust and 1,429 shares held in a trust by his spouse, Bonnie Holt. Richard and Bonnie Holt have control over the shares held in the family trust. Mr. Holt resigned as director effective June 25, 2004.

  Thomas Ketchum and Vincent Michael Keyes, III were appointed as officers of the Company effective June 25, 2004. On June 25, 2004, Mark A. Absher and Arthur Richard Lefevre were appointed directors of the Company. Neither of them owns any shares of the Company stock.

INTEREST OF CERTAIN PERSONS IN OR

IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendments to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

[Signature Page Follows.]

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Vincent Michael Keyes III

Vincent Michael Keyes, III, President

July 9, 2004

Irvine, California

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

AGE RESEARCH, INC.,

a Delaware corporation

It is hereby certified that:

  The name of the corporation (hereinafter called the "Corporation") is Age Research, Inc.

  The Certificate of Incorporation of the Corporation is hereby amended as follows:

Article I. of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

ARTICLE I.

"The name of this corporation is SalesTactix, Inc."

   The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer, this ___ day of _________, 2004.

_______________, President